Other Investments	12 Months Ended
Sep. 30, 2015
Other Investments [Abstract]
Other Investments
OTHER INVESTMENTS

When determining how to account for our interests in other legal entities, WGL first evaluates if we are required to apply the variable interest entity (VIE) model to the entity, otherwise the entity is evaluated under the voting interest model.
Under the VIE model, we have a controlling financial interest in a VIE (i.e. are the primary beneficiary) when we have current or potential rights that give us the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance combined with a variable interest that gives us the right to receive potentially significant benefits or the obligation to absorb potentially significant losses. When changes occur to the design of an entity we reconsider whether it is subject to the VIE model. We continuously evaluate whether we have a controlling financial interest in a VIE.
Under the voting interest model, we generally have a controlling financial interest in an entity where we currently hold, directly or indirectly, more than 50% of the voting rights or where we exercise control through substantive participating rights. However, we consider substantive rights held by other partners in determining if we hold a controlling financial interest, and in some cases, despite owning more than 50% of the common stock of an investee, an evaluation of our rights results in the determination that we do not have a controlling financial interest. We reevaluate whether we have a controlling financial interest in these entities when our voting or substantive participating rights change.

Unconsolidated affiliates are unconsolidated VIEs and other entities evaluated under the voting interest method in which we do not have a controlling financial interest, but over which we have varying degrees of influence. Where we have significant influence, the affiliates are accounted for as equity method investments. Where we do not have significant influence, the affiliates are accounted for under the cost method. Investments in, and advances to, affiliated companies are presented on a one-line basis in the caption “Investments in unconsolidated affiliates” on our Consolidated Balance Sheet.
WGL uses the Hypothetical Liquidation at Book Value (HLBV) methodology for certain equity method investments when the capital structure of the equity investment results in different liquidation rights and priorities than what is reflected by the underlying percentage ownership interests as defined by an equity investment agreement. For investments accounted for under the HLBV method, simply applying the percentage ownership interest to GAAP net income in order to determine earnings or losses does not accurately represent the income allocation and cash flow distributions that will ultimately be received by the investors. The equity investment agreements for ASD Solar, LP (ASD), Meade Pipeline Co LLC (Meade) and Mountain Valley Pipeline, LLC (Mountain Valley) have liquidation rights and priorities that are sufficiently different from the ownership percentages that the HLBV method was deemed appropriate. The calculation may vary in its complexity depending on the capital structure and the tax considerations for the investments.
WGL applies HLBV using a balance sheet approach. When applying HLBV, WGL determines the amount that it would receive if an equity investment entity were to liquidate all of its assets at book value (as valued in accordance with GAAP) and distribute that cash to the investors based on the contractually defined liquidation priorities. The change in WGL's claim on the investee's book value at the beginning and end of the reporting period (adjusted for contributions and distributions) is WGL’s share of the earnings or losses from the equity investment for the period.
Variable Interest Entities
WGL has a variable interest in four investments that qualify as VIEs:

•	Meade,

•	SunEdison,

•	Nextility, and

•	ASD.
WGL previously had a variable interest in a partnership partially owned by Crab Run; however, this partnership interest was sold during the fiscal year ended September 30, 2015. During the fiscal year ended September 30, 2015, WGL recognized a gain of $0.7 million, which was recorded in "Equity in earnings of unconsolidated affiliates" on WGL's statements of income, related to the sale of this interest.
WGL and its subsidiaries are not the primary beneficiary for any of the above VIEs, therefore we have not consolidated any of the VIE entities. At September 30, 2015, the nature of WGL’s involvement with these investments lacks the characteristics of a controlling financial interest. WGL either does not have control over any of the VIEs’ activities that are economically significant to the VIEs and/or WGL does not have the obligation to absorb expected losses or the right to receive expected gains that could be significant to the VIE.
Meade
In 2014, WGL through its subsidiary WGL Midstream, entered into a limited liability company agreement and formed Meade, a Delaware limited liability company with COG Holdings Pipeline Company, LLC, Vega Midstream MPC LLC and River Road Interests LLC. Meade was formed to partner with Transcontinental Gas Pipe Line Company, LLC (Williams) to invest in a regulated pipeline project called Central Penn Pipeline (Central Penn). The Central Penn will be an approximately 185-mile pipeline originating in Susquehanna County, Pennsylvania and extending to Lancaster County, Pennsylvania that will have the capacity to transport and deliver up to approximately 1.7 million dekatherms per day of natural gas.
WGL Midstream plans to invest an estimated $410.6 million for a 55% interest in Meade. WGL Midstream joins COG Holdings LLC (20% share), Vega Midstream MPC LLC (15% share) and River Road Interests LLC (10% share) in Meade. Meade is accounted for under the HLBV equity method of accounting, and any profits and losses are included in “Equity in earnings of unconsolidated affiliates” in the accompanying Consolidated Statement of Income and are added to or subtracted from the carrying amount of WGL’s investment balance. At September 30, 2015 and 2014, WGL Midstream held a $30.5 million and $5.8 million, respectively, equity method investment in Meade.

Our maximum financial exposure includes contributions and guarantees on behalf of WGL Midstream. Our maximum exposure to loss at September 30, 2015 was $59.4 million, which represents the minimum funding requirements owed to Williams under the Construction and Ownership Agreement should Meade terminate its agreement with Williams early.
SunEdison/Nextility
WGSW is party to two agreements to fund residential and commercial retail solar energy installations with two separate, privately held companies. WGSW has a master purchase agreement and master lease agreement with SunEdison, Inc. (SunEdison) and Nextility, Inc. (Nextility) for sale/leaseback arrangements for residential and commercial solar systems.
Our agreements with SunEdison and Nextility are accounted for as direct financing leases. WGSW records associated interest in the financing leases in “Other income (expenses)-net” line in the accompanying Consolidated Statement of Income. WGSW held a $37.2 million and $19.9 million combined investment in direct financing leases at September 30, 2015 and 2014, respectively, of which $2.0 million and $1.7 million are current receivables recorded in “Accounts Receivable” in the accompanying Consolidated Balance Sheets at September 30, 2015 and 2014, respectively.
Minimum future lease payments receivable under direct financing leases over the next five fiscal years and thereafter are as follows:

Minimum Payments Receivable for Direct Financing Leases
(In millions)
2016	$3.7
2017	2.8
2018	2.8
2019	2.7
2020	2.6
Thereafter	28.3
Total	$42.9

Minimum payments receivable exclude $9.5 million of residual values and $4.6 million in tax credits. Associated with these investments, WGSW holds $19.8 million of unearned income on its balance sheet. The initial direct costs (incurred in FY 2012) associated with these investments was $0.7 million.
Our maximum financial exposure from solar agreements is limited to WGSW's lease payment receivables and investment contributions made to these companies. All additional future committed contributions are contingent on the projects meeting required criteria. Our exposure is offset by the owned physical assets received as part of the transaction and the quick economic return for the investment through the investment tax credit/treasury grant proceeds and accelerated depreciation.
ASD
In addition to SunEdison and Nextility, WGSW is also a limited partner in ASD, a limited partnership formed to own and operate a portfolio of residential solar projects, primarily rooftop photovoltaic power generation systems. As a limited partner, WGSW provided funding to the partnership but does not have power to direct the activities that most significantly affect the operations and economic performance of the entity. In January 2014, the funding commitment period expired for the partnership. WGSW’s maximum financial exposure is limited to its contributions made to the partnership.
Our investment in ASD is accounted for under the HLBV equity method of accounting; any profits and losses are included in “Equity in earnings of unconsolidated affiliates” in the accompanying Consolidated Statement of Income and are added to or subtracted from the carrying amount of WGSW’s investment balance. At September 30, 2015 and 2014, WGSW held a $63.5 million and $66.8 million, respectively, equity method investment in ASD.
ASD is consolidated by the general partner, Solar Direct LLC. Solar Direct LLC is a wholly owned subsidiary of American Solar Direct Inc. (ASDI). At September 30, 2015, the carrying amount of WGSW’s investment in ASD exceeded the amount of the underlying equity in net assets by $35.9 million due to WGSW recording additions to its investment in ASD’s net assets at fair value of contributions in accordance with GAAP. This basis difference is being amortized over the life of the assets.
Non-VIE Investments
ASDHI
At September 30, 2014, Washington Gas Resources held a $5.6 million investment in American Solar Direct Holdings Inc. (ASDHI) consisting of warrants and preferred stock. During the fiscal year ended September 30, 2015, Washington Gas Resources impaired its entire investment in ASDHI by its carrying value of $5.6 million based on management's assumption of the current valuation and expected return from the investment. See Note 15— Fair Value Measurements of the Notes to Consolidated Financial Statements for a discussion of the impairment.
Constitution
In 2013, WGL Midstream invested in Constitution Pipeline Company, LLC (Constitution). WGL Midstream will invest an estimated aggregate amount of $83.4 million in the project for a 10% share in the pipeline venture over the term of the agreement. At September 30, 2015, WGL Midstream had invested $29.4 million in Constitution. Other investors in the project include Williams Partners L.P. (41% share), Cabot Oil and Gas Corporation (25% share) and Piedmont Natural Gas (24% share). This natural gas pipeline venture will transport natural gas from the Marcellus region in northern Pennsylvania to major northeastern markets. Constitution is accounted for under the equity method of accounting; any profits and losses are included in “Equity in earnings of unconsolidated affiliates” in the accompanying Consolidated Statement of Income and are added to or subtracted from the carrying amount of WGL’s investment balance. The equity method is considered appropriate because Constitution is an LLC with specific ownership accounts and ownership between five and fifty percent resulting in WGL Midstream maintaining a more than minor influence over the partnership operating and financing policies. WGL Midstream held a $33.1 million equity method investment in Constitution at September 30, 2015.
At September 30, 2015, the maximum financial exposure is equivalent to total capital contributions made in Constitution on behalf of WGL Midstream, which was $29.4 million.

Mountain Valley Pipeline
In March 2015, WGL Midstream acquired a 7% equity interest in Mountain Valley Pipeline, LLC (Mountain Valley).
The proposed pipeline to be developed, constructed, owned and operated by Mountain Valley, will transport approximately 2.0 million dekatherms of natural gas per day from interconnects with EQT Corporation's Equitrans system, near the MarkWest Mobley plant in West Virginia to Transcontinental Gas Pipe Line Company LLC's Station 165 in Pittsylvania County, Virginia.
WGL Midstream expects to invest, in scheduled capital contributions through the in-service date of the pipeline, its pro rata share (based on its 7% equity interest) of project costs, an estimated aggregate amount of approximately $210 to $245 million. WGL Midstream held a $9.8 million equity method investment in Mountain Valley at September 30, 2015.
Our maximum financial exposure includes guarantees on behalf of WGL Midstream and another partner in the venture. WGL's maximum exposure to loss due to the provided guarantees was $20.0 million at September 30, 2015 which represents a $14.0 million minimum funding requirement for WGL Midstream and the guarantee on behalf of one of the other partners.
In addition, WGL Midstream entered into an agreement to finance future capital commitments of one of the other partners in the venture for an estimated aggregate amount of approximately $96 to $105 million, which represents the estimated total funding requirements for that partner's 3% ownership interest in the joint venture, inclusive of the minimum funding requirement. WGL Midstream has provided funding of $4.2 million as of September 30, 2015 related to this agreement.
The balance sheet location of the investments discussed in this footnote at September 30, 2015 and 2014 are as follows:

WGL Holdings, Inc Balance Sheet Location of Other Investments
(in millions)	VIEs	Non-VIEs		Total
As of September 30, 2015
Assets
Investments in unconsolidated affiliates	$94.0	$42.9		$136.9
Investments in direct financing leases, capital leases	35.2	—		$35.2
Accounts receivable	2.0	4.2	(a)	$6.2
Total assets	$131.2	$47.1		$178.3
As of September 30, 2014
Assets
Investments in unconsolidated affiliates	$72.6	$27.9		$100.5
Investments in direct financing leases, capital leases	18.2	—		$18.2
Accounts receivable	1.7	—		$1.7
Total assets	$92.5	$27.9		$120.4

(a) Represents the financing provided to another partner in Mountain Valley to fund its capital commitment. Acquired ownership interest represents the collateral for repayment of the financing.
The income statement location of the investments discussed in this footnote for the fiscal year September 30, 2015, 2014 and 2013 are as follows:
WGL Holdings, Inc.
Income Statement Location of Other Investments

(In millions)	VIEs	Non-VIEs	Total
Fiscal Year Ended September 30, 2015
Equity in earnings of unconsolidated affiliates	$2.9	$2.6	$5.5
Depreciation and amortization	0.3	—	$0.3
Other income (expenses) - net	3.2	(5.6)	$(2.4)
Net income	$5.8	$(3.0)	$2.8
Fiscal Year Ended September 30, 2014
Equity in earnings of unconsolidated affiliates	$2.2	$1.0	$3.2
Depreciation and amortization	0.2	—	$0.2
Other income - net	2.6	—	$2.6
Net income	$4.6	$1.0	$5.6
Fiscal Year Ended September 30, 2013
Equity in earnings of unconsolidated affiliates	$1.0	$0.5	$1.5
Depreciation and amortization	0.1	—	$0.1
Other income - net	1.4	—	$1.4
Net income	$2.3	$0.5	$2.8